Building a New Class of Medicines - Physiocrine Based Therapeutics 1st Rare Disease Trial Completed - New Hope for Muscular Dystrophy Patients April 2016

Forward-Looking Statements The following slides and any accompanying oral presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws.  The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” “opportunity,” or “continue,” and other similar expressions are intended to identify forward-looking statements.  For example, all statements we make regarding the potential therapeutic benefits of Physiocrines and our product candidates, including Resolaris™ and iMod. Fc, the ability to successfully advance our pipeline or product candidates, the timing within which we expect to initiate, receive and report data from, and complete our planned clinical trials, and our ability to receive regulatory approvals for, and commercialize, our product candidates, our ability to identify and discover additional product candidates, and the ability of our intellectual property portfolio to provide protection are forward-looking statements. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These risks, uncertainties and other factors are more fully described in our filings with the U.S. Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. The forward-looking statements in this presentation speak only as of the date of this presentation and neither we nor any other person assume responsibility for the accuracy and completeness of any forward-looking statement. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. We own various U.S. federal trademark applications and unregistered trademarks, including our company name and Resolaris™.  All other trademarks or trade names referred to in this presentation are the property of their respective owners. Solely for convenience, the trademarks and trade names in this presentation are referred to without the symbols ® and ™, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto.

Augmenting Natural Homeostatic Pathways in Patients with Rare Diseases of Muscle & Lung

ATYR HIGHLIGHTS

Physiocrine* Disruptive Opportunity	Pioneering new biology, yielding new therapeutic intervention points	Focusing on natural modulators of immune & fibrotic pathways
Resokine: One Pathway Many Rare Diseases	Connecting Immune/fibrotic nexus to rare muscle & lung diseases	Dose above normal levels to therapeutically promote tissue homeostasis & restoration
Resolaris Encouraging Phase 1b/2 Data	1st muscular dystrophy trial completed 3 ongoing trials in muscular dystrophies	1st safety & tolerability data in patients 1st potential activity signal in FSHD
Autonomous Pipeline & Business Model	1st in class biologics pipeline 2nd Program iMod.Fc for lung disease	Unique investment thesis: build franchises in muscle, lung & liver based on new biology

**Proteins for life (physio) specific activity (crine)*

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Discovery of Physiocrine Proteins: New Class of Proteins from Alternative Splicing of Ancient Genes

Nature 2015 aTyr Pioneering the New Biology of Physiocrines Therapeutically Tapping Novel Pathways ~300 proteins involved in physiological pathways, >70 issued patents Focus on natural modulators of immune & fibrotic pathways in vivo Indication selection: preclinical & clinical phenotype overlap Resolaris focused on rare myopathies with an immune component iMod.Fc focused on rare lung diseases with an immune & fibrotic component

Extracellular functions of 4 billion year old gene family, tRNA Synthetases Genes yield ~300 proteins (e.g. alternative splicing, etc.) of new function Potential new class of modulators of tissue homeostasis Properties of Physiocrines Potential for novel physiological modulation in disease At least 14/23 tRNA Synthetase family with known disease connections Clinical phenotypes suggest potential for tissue-by-tissue homeostasis products Muscle Heart Liver Brain/CNS Lung Therapeutic Potential Work via GPCRs, TLRs, cytokine receptors & other proteins Not glycosylated & non-canonical leader sequences Size range 40-500AA

Leadership Team Experienced Industry Veterans Kelly Blackburn VP, Clinical Operations Andrew Cubitt, Ph.D. VP, Product Protection and Interim Head of Research John Mendlein, Ph.D. Chief Executive Officer John Blake, CPA VP, Finance Sanjay Shukla, M.D. Chief Medical Officer Holly D. Chrzanowski VP, Enterprise Talent & Organization Sanuj Ravindran, M.D. Chief Business Officer Ashraf Amanullah, Ph.D. VP, Manufacturing

Immuno/Fibrosis Modulation Pipeline

1st in class candidates for rare diseases with an immune or fibrotic component

PARADIGM SHIFT IN TREATMENTS

Therapeutic Focus	Discovery / Preclinical / Phase 1 / Phase 1b/2	Rights
Muscle – Resokine Pathway	Resolaris Adult FSHD[1] (002); completed cohorts 1-3	Worldwide
	Resolaris Early Onset FSHD (003)	Worldwide
	Resolaris Adult FSHD (004)	Worldwide
	Resolaris Adult LGMD[2] (004)	Worldwide
	Resolaris Adult FSHD Long-term safety extension study (005)	
Lung	iMod.Fc RPIC (2nd IND Candidate)[3]	Worldwide
Liver	Liver	Worldwide

Patient Phenotype Focus

Severe impact from disease with the potential for large treatment effect

Subject to poor standard of care

[1] Facioscapulohumeral Muscular Dystrophy

[2] Limb-girdle Muscular Dystrophy

[3] RPIC: Rare pulmonopathies with an immune component, including Interstitial Lung Disease

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Harnessing the Resokine* Pathway: Potential New Therapies for Patients with Rare Muscle & Lung Diseases *Resokine: for resolution of activated immune & fibrotic pathways

Resokine Released From Human Primary Skeletal Muscle Cells IGF1 Facilitated Differentiation Human Skeletal Muscle Resokine Released from Human Skeletal Muscle

Naturally occurring Physiocrines Resolaris™ iMod (slightly truncated from wildtype) (splice variant) ** Molecules of the Resokine Pathway New hope for rare muscle & lung disease patients Engineered Physiocrine iMod.Fc Resokine Franchise Resokine* Pathway Discovery: Clinical correlates: myopathies & lung diseases where we believe the pathway is disrupted Immuno-modulatory & fibro-modulatory activity via in vivo screening *Resokine (name for extracellular HARS, a tRNA Histidyl Synthetase) **Zhou et al, JBC, 2014 Therapeutic applications in patients with similar phenotype: Rare myopathies with an immune component (RMICs) Rare pulmonopathies with an immune component (RPICs)

Two weeks of therapeutic treatment in Statin myopathy & Bleomycin IPF* models Resolaris Improves Muscle & Lung Immune/Fibrotic Components Augmenting The Resokine Pathway Resolaris *Idiopathic Pulmonary Fibrosis (“IPF”), a subset of Interstitial Lung Disease (“ILD”)

Clinical Path for Resolaris & iMod.Fc

Staging Rare Muscle & Lung Disease Indications

DEVELOPING A NEW CLASS OF PRODUCTS

1st Physiocrine based therapeutics to promote homeostasis

Resolaris



Exploratory stage trials in rare diseases

iMod.Fc



Establish & explore:

1. Safety, tolerability
2. Activity/end-point potential



Adult
FSHD 1b/2
Trial Completed



Early Onset FSHD
1b/2 underway



Adult Limb Girdle
Muscular Dystrophy
1b/2 underway



Severe Rare
Lung Diseases

On track for 2017
clinical trial

Multiple opportunities for advancement

For patients with few or no treatment options

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Clinical Development of Resolaris: Harnessing a Natural Pathway to Treat Multiple Rare Muscle Diseases

FSHD: A Severe Skeletal Muscle Disease

With dominant/spontaneous genetic toxic gain of function

DISEASE PRESENTATION

Facioscapulohumeral Muscular Dystrophy (FSHD)

Pathology	▪ Dominant/spontaneous toxic gain of function (Dux4) ▪ Immune component (e.g. T cells) ▪ Muscle loss, fat infiltration
Clinical	▪ Debilitating muscle weakness ▪ Difficulty raising arms, foot drop when walking ▪ Mouth atrophy; difficulty smiling and swallowing ▪ Slow progression of disease systemically ▪ May have visual or auditory impairment
Standard of care	▪ No therapeutic treatments ▪ Only supportive care provided



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Slow Muscle-by-Muscle Disease Progression Therapeutically promoting homeostasis in FSHD Muscle throughout the body Intervening Early “Unaffected muscle” in an FSHD Patient Transition to Immune activity Conversion to fat/atrophy Muscle destruction Potential areas of therapeutic intervention by Resolaris

Important advancement for hard to treat diseases (FSHD/RMICs) Establishing data dossier on safety Exploring activity assessments & optimal dose Directionality on endpoints for approval Significant step forward to advancing Physiocrine based therapeutics 1st FSHD Trial Highlights Foundation to build upon with 4Q 2016 trial data Building a foundation for a franchise and new class of therapeutics First Physiocrine Patient Trial Data

Adult FSHD 002 Design & Trial Objectives

RESOLARIS
CLINICAL

Design

Double-blinded, 4 sites, 4 countries, n=20,
Multiple Ascending Dose, 3:1 Randomization (Resolaris:placebo)

1. Build dossier for Resolaris & class:
   - Safety
   - Tolerability
   - Immunogenicity
   - PK

✓ Completed 1st multiple dose trial
- ✓ Safety
- ✓ Tolerability*
- ✓ Immunogenicity
- ✓ PK

2. Explore FSHD pertinent readouts
   - Circulating markers of disease
   - Targeted MRI of disease muscle
   - Strength
   - Patient reported outcomes

✓ Completed 1st FSHD only trial
- ± Only 2/20 patients with elevated levels
- ± Targeted may be too narrow
- ✓ Muscle testing may hold promise
- ✓ Potential signal to confirm

3. Across 3 dose cohorts over 1 or 3 months of dosing

✓ Potential activity @ 3.0 mg/kg (weekly)

* 1 reversible Infusion Related Reaction (IRR) patient in 002 & 2 reversible IRR patients in 005 trial

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Study Demographics Resolaris Placebo Patients 15 5 Age (years), Median 46 52 Male/Female (%) 53/47 80/20 Patients with 3 D4Z4 repeats or less 2 0 Completed Study 100%* 100% Elevated cytokines of interest 1/15 1/5 Baseline FSHD Clinical Severity Score, Mean (SD) 3.2 (0.8) 2.7 (0.7) Resolaris Clinical Analysis based on data available through early March 2016 Exploratory Study of Resolaris in Adult FSHD Baseline Study Characteristics * One patient discontinued dosing at week 11 of the 12 weeks of treatment, but completed all study visits.

Generally safe and well-tolerated over the dose range/duration studied No SAEs reported by study investigators One generalized infusion related reaction (IRR) reclassified by aTyr to serious adverse event ADAs confirmed in approximately 40% of patients dosed with Resolaris No demonstrated effect of ADAs on pharmacokinetics of Resolaris and of low titer No reported antisynthetase syndrome Procedures in effect to minimize occurrence of IRRs/ADAs moving forward 1st FSHD Trial Resolaris Safety Most adverse events in treatment arm were mild to moderate Establishing the Safety Profile of Resolaris

Validated neuromuscular assessment tool* Global systemic assessment used in clinical studies and trials Not frequently used in clinical practice Self-administered questionnaire consisting of 45 queries/4 dimensions Life Domains 1) Activities 2) Independence 3) Social Relationships 4) Emotions 5) Body Image Symptoms, Treatment Effects Overall INQoL score; derived from 5 Life Domains Improvement = decreased scores In individual Life Domains & Overall INQoL (negative change from baseline) Individual Neuromuscular Quality of Life Assessment INQoL: Patient Reported Outcome * Vincent KA et al: Construction and Validation of a Quality of Life Questionnaire for Neuromuscular Disease (INQoL). Neurology 2007, 68:1051-1057. Clinical readouts FDA: “Generally, findings measured by a well-defined and reliable PRO instrument in appropriately designed investigations can be used to support a claim in medical product labeling if the claim is consistent with the instrument’s documented measurement capability.”** ** FDA Guidance for industry. Patient-Reported Outcome Measures: Use in Medical Product Development to Support Labeling Claims; 2009.

Improvement reflected by negative change from baseline Multiple Dimensions Improve on INQoL NA is not applicable; only 1 month of dosing Relative improvement placebo v. 3.0 mg/kg cohort at 3 months: 25.5% (p=0.03) 1st FSHD Trial Results Activity   INQoL Overall Scores Change from Baseline (%) ITT Population (n=20) Treatment Duration Group Placebo 0.3 mg/kg 1.0 mg/kg 3.0 mg/kg 1 Month 4.12 (n=5) 2.77 (n=3) -1.22 (n=4) -3.78 (n=6) 3 Months 15.55 (n=2) NA1 NA1 -9.90 (n=6) Overall Score: five Life domains: Activities Independence Emotions Social Relationships Body Image   Proportion of Patients with Improved INQoL Overall Scores Treatment Duration Group Placebo 0.3 mg/kg 1.0 mg/kg 3.0 mg/kg 1 Month 2/5 1/3 2/4 4/6 3 Months 0/2 NA1 NA1 5/6 Data suggest potential improvement in this relatively small clinical trial of FSHD patients Trial not powered to show statistical significance

Placebo v 3.0 mg/kg Patients Overall INQoL Score Suggestive of patient improvement in 3 months 1st FSHD Trial Results Activity

Muscle function/strength was formally assessed by investigators using Manual Muscle Testing (MMT) 15 muscles evaluated at 4 time points in study Muscles scored individually Composite score calculated Progression: lower scores; negative change from baseline Improvement: higher scores; positive change from baseline MMT Measurement 1st FSHD Trial Results Activity Data suggest small trends of slower progression or potential improvement

MRI used to evaluate immune components in a targeted muscle did not record a difference between placebo and 3.0 mg/kg group To be followed through extension study No evidence of immune suppression was observed with exploratory circulating cytokines, as well as immune cells Assessment of selected circulating markers did not record a difference between placebo and 3.0 mg/kg group Only 2 subjects started with elevated levels of immune markers of interest To be monitored in additional studies and extension phase Targeted MRI & Circulating Markers 1st FSHD Trial Results Activity

With a genetic loss of function Disease Presentation LGMD: A Severe Muscle Disease Limb-girdle Muscular Dystrophy 2B (LGMD2B) Pathology Immune component (e.g. T-cells) Toxic loss of function mutation (dysferlin) Muscle group progression Standard of care No therapeutic treatments Only supportive care provided Clinical Debilitating muscle weakness Challenges moving limbs May have respiratory insufficiency

Adult LGMD2B and FSHD (Trial-004) Purpose – 1) to evaluate the safety/tolerability of biweekly infusions in patients with LGMD2B and FSHD; 2) to assess drug activity more proximal to dosing Rationale – More frequent dosing may demonstrate better outcomes Design & study sites – Open-label, intra-patient dose escalation; multiple sites in US & Europe Study population – 16 patients, 8 each with LGMD2B and FSHD, 18-75 years of age Pipeline in Muscular Dystrophy Placebo (x1 week) 0.3 mg/kg Resolaris (qw x2 weeks) 1.0 mg/kg Resolaris (qw x6 weeks) 1.0 mg/kg Resolaris (biw x4 weeks) Week 1 Week 2 & 3 Week 4-9 Week 10-13 Group A FSHD (4) Placebo (x1 week) 0.3 mg/kg Resolaris (qw x2 weeks) 1.0 mg/kg Resolaris (qw x2 weeks) 3.0 mg/kg Resolaris (qw x4 weeks) Week 1 Week 2 & 3 Week 4 & 5 Week 6-9 3.0 mg/kg Resolaris (biw x4 weeks) Week 10-13 Group B FSHD (4) / LGMD (8)

Early Onset FSHD Case History

Early progression, devastating disease impact

PATIENT STORY

First symptoms	Diagnosed age 8 with FSHD	Diagnosed with scoliosis	Part time wheelchair-bound	Full time wheelchair-bound	Full dependency due to severe physical disability

Age

<6
- Normal early childhood

6 – 12
- Muscle weakness and early speech impediment
- Difficulty forming facial expressions
- Weakness in the lower back/curvature of the spine
- Leg muscle weakness/walking with a limp

12 – 18
- Lower limb muscle weakness/walker or chair
- Development of severe speech impediment
- Foot drop and loss of ability to stand/multiple falls

18 - 24
- Requires full-time use of wheelchair and assisted living



http://www.theguardian.com/lifeandstyle/2009/may/28/muscular-dystrophy-disability-fshd

Climbing Mountains; Sarabjit Parmar, 2014

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Early Onset FSHD (Trial-003) Purpose – 1) to evaluate the safety/tolerability of weekly infusions in patients with Early Onset FSHD; 2) to assess drug activity in new patient population & with additional endpoints Rationale – Investigate often more severe form of disease, involves additional organ systems Design & study sites – Open-label, intra-patient dose escalation; multiple sites in US & Europe Study population – 16 patients; Stage 1: 8 patients 16-25 years of age; Stage 2: 8 patients 12-15 years of age. Genetically confirmed diagnosis of FSHD and onset of symptoms prior to age 10. Placebo (x1 week) 0.3 mg/kg Resolaris (x2 weeks) 1.0 mg/kg Resolaris (x4 weeks) 3.0 mg/kg Resolaris (x6 weeks) Week 1 Week 2 & 3 Week 4-7 Week 8-13 Early Onset FSHD Pipeline in Muscular Dystrophy

* Targeted MRI only if qualified with Stir+ muscle at baseline. ** Only for Cohort 3 subjects Resolaris Trial Summary 2016 Trial Patient Populations N Highest Ending Dose Weekly (mg/kg) MRI (+) Entrance MRI Broad Readout MRI Targeted Readout INQoL MMT Immune Markers Readout Timing 002 Adult FSHD 20 3.0 ü Yes ü ü ü ü ü 003 EO FSHD 8 3.0 No Yes No Yes Yes Yes 4Q16 004 Adult FSHD 8 3.0 (2x) Yes Yes Yes Yes Yes Yes 4Q16 004 Adult LGMD 8 3.0 (2x) Serum marker or MRI Yes Yes* Yes Yes Yes 4Q16 005 Adult FSHD (002 ext. study) 8 3.0 No Yes Yes** Yes Yes Yes 4Q16 Next FSHD trial based on 4Q results of 003, 004 & 005 trials

Resolaris: One Product, Multiple Rare Diseases

Promise for severely afflicted myopathy patients

COMMERCIAL RATIONALE



19,000 US
FSHD
16,000 US
LGMD
6000
5000
4000
3000
2000
1000
0
Infantile onset FSHD
Severe early/late onset FHSD
LGMD 2A*
LGMD 2B*
LGMD 2I*
Other LGMD*



16,000 US
DMD
16000
14000
12000
10000
8000
6000
4000
2000
0
51
Other exons
50
52
44
53
45
DMD exon 51
DMD other

Leadership position in FSHD clinical trials
Leverage registries, sites and advocacy
Common physician base

__FSHD__: Average prevalence rates of FSHD are approximately 1/17,000. Applying this rate to the US population based on recent census data equals approximately 19,000.
__LGMD:__ 16,000 cases estimated in US population. 1/20,000 Wickland and Kissel, Neural. Clin. 2014. Relative Prevalence of Limb Girdle Muscular Dystrophies in the United States Population. Wicklund et al., Neurology 2013.
__DMD:__ Prevalence of approximately 5/100,000. Orphanet Report Series - Prevalence of rare diseases: Bibliographic data - May 2014 - Number 1

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iMod.Fc the First Engineered Physiocrine: Augmenting a Natural Pathway to Treat Multiple Lung Diseases

An Engineered Physiocrine for Lung Disease: iMod.Fc

New TPP to open more lung indications

RESOKINE FRANCHISE

Rationale for iMod.Fc*:

- Resolaris TPP: Weekly dosing; limits lung applications
- Develop molecule for new TPP: potentially once-monthly dosing

Product Concept:

- Two iMod domains per Fc of an antibody
- Extend exposure to hit TPP

Preclinical Path and Goals:

- Industry proven model of IPF (approved drugs: Pirfenidone & Nintedanib)
- *E. coli* produced for low COGs
- Show immuno- & fibro- modulatory activity
- Show safety at higher doses

Potential Therapeutic applications:

- Rare pulmonopathies with an immune component (RPICs)
- Broader reach into RPICs and interstitial lung disease (ILD) indications


Rare Pulmonopathies with an Immune Component ("RPICs")
Lung

* *iMod.Fc refers to immunomodulatory domain of HARS fused to an Fc region of an antibody*

TPP = Target Product Profile

33

Attractive ILD Candidate iMod.Fc 1/250th of Pirfenidone dose Better than 10 TGFβ Ab doses Established IPF rodent model Improves inflammation & fibrosis Differentiated mechanism Two iMod.Fc Doses Outperform 28 Pirfenidone Doses * *The Ashcroft scale for the evaluation of bleomycin-induced lung fibrosis is the analysis of stained histological samples by visual assessment

Non-Human Primate and Rodent PK and Safety Supports potential for monthly dosing in patients Non-Human Primates Rodents Non-GLP toxicology 1-month study at dose level 25x efficacious dose No pro-inflammatory cytokine signal No clinical observations No changes in body or tissue weights Attractive PK Non-GLP double dose toxicology 1-month study at dose level 25x efficacious dose No pro-inflammatory cytokine signal No clinical observations No changes in body or tissue weights Attractive PK >1nM for at least 500 hours at 1mg/kg iMod.Fc Preclinical

iMod.Fc for Multiple Lung Indications

Severe, rare disorders with high unmet medical need

IMOD.FC
CLINICAL

> 80 RPIC Forms
Including Interstitial Lung Diseases

Pathogenesis	▪ Lung damage leading to alveolar inflammation or fibrosis ▪ Worst prognosis: lower DLCO and rapid decline of DLCO over three years
Clinical manifestations	▪ Shortness of breath and cough ▪ Specific chest radiographic abnormalities ▪ Decreased lung volume noticed in pulmonary function tests
Standard of care	▪ O_2, pulmonary rehabilitation; lung transplant ▪ Immunosuppressive (cyclophosphamide with low dose prednisone) ▪ For IPF, Pirfenidone & Nintedanib
Upcoming Trials	▪ **Expect to initiate clinical trial with iMod.Fc in 2017** ▪ Evaluating appropriate forms of RPICs, including ILD ▪ Goal is to explore safety, tolerability, biological and clinical activity

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Building a New Class of Therapeutics: Foundation for the Future

Strong Cash Position and Focused Execution Balance sheet well-aligned to achieve near-term catalysts Cash as of 12/31/15: $125.3M Shares Outstanding: 23.7M Financials Milestones 2016/2017 Early Onset FSHD 003 Data (4Q16) Adult LGMD/Adult FSHD 004 Data (4Q16) Adult FSHD Long Term Extension 005 Data (4Q16) Initiate iMod.Fc Clinical Trials (2017)

Opportunity to own a new class of meaningful medicines Revolutionary Drugs Leveraging New Biology Pioneer New biology Insulin First product 1923 1968 1989 Coagulation factors Erythropoietin Enzyme replacement therapy TNF pathway VEGF pathway Complement pathway Physiocrine pathways 1990 1998 2004 2007 Meaningful Medicines

Appendix

aTyr unpublished data Ability to Treat Immune Cell Invasion in Muscle Control Statin days 1-14 (toxic dose) 0.3 mg/kg Resolaris days 7-14 Statin days 1-14 1.0 mg/kg Resolaris days 7-14 Statin days 1-14 3.0 mg/kg Resolaris days 7-14 Statin days 1-14 Resolaris Preclinical ê Cytokines, ê T-cells and ê Monocytes with Resolaris administration Myopathy model: in vivo Resolaris effects

Three week rodent model, two weeks of therapeutic treatment Resolaris: Active In Lung Inflammation & Fibrosis Model Experimental data provided by Stelic CRO CT scans taken at day 14, lung histology taken at day 21 * Activity of mouse Resolaris (3mg/kg) vs vehicle control Pulmonary Inflammation and Fibrosis Induced with Bleomycin Promising therapeutic activity* Compared favorably to Pirfenidone Promising Therapeutic Activity Resolaris

FSHD Molecular Pathology Links Loss of Epigenetic Control to Immune Status with Disease

GENETICS

FSHD Muscle Phenotype	4th Chromosome Terminal Repeats DUX 4	Non-Germline Gene Expression	Skeletal Muscle Result	Immune Cell Invasion	Disease Status
 Normal	 Full Epigenetic Control ~100 repeats	Silent	Normal	No	Normal
FSHD 	 Partial Epigenetic Control	Activatible	↑DUX 4 ↑"Non-muscle" proteins	Yes	Moderate to Severe
Most Severe Typically	 Greatest Loss of Epigenetic Control	Highly Activatible	↑DUX 4 ↑"Non-muscle" proteins	Yes	Severe

Statland, J., C. M. Donlin-Smith, et al. Journal of Neuromuscular Diseases, 2014. Lemmers, E. et al, Gene Reviews 2014

| = D4Z4 Repeat (containing DUX4)

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